SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 12, 2003 (March 11, 2003)

SPECTRX, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-22179 (Commission File Numbers)	58-2029543 (I.R.S. Employer Identification Nos.)

6025A Unity Drive Norcross, Georgia (Address of Principal Executive Offices)	30071 (Zip Code)

Registrants' Telephone Number, Including Area Code:     (770) 242-8723

(Former Name or Former Address, if Changed Since Last Report)

Item 5.          Other Events and Regulation FD Disclosure.

     On March 11, 2003,  SpectRx Inc. reported its fourth quarter and year end 2002 results as more fully described in the press release, a copy of which is filed as Exhibit 99.1 hereto and which information is incorporated herein by reference. Loss per share for the year 2001, which was erroneously reported as $0.18 in such press release, was $0.17.

Item 7.         Financial Statements and Exhibits.

                    (a)      Financial Statements of Business Acquired.
                               NOT APPLICABLE.

                    (b)     Pro Forma Financial Information.
                              NOT APPLICABLE.

                    (c)      Exhibits.

     The following exhibit is filed with this report:

Exhibit No.	Exhibit Description

99.1	Press Release, dated March 11, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPECTRX, INC.

/s/ THOMAS H. MULLER, JR.
	By:	Thomas H. Muller, Jr.
Executive Vice President and Chief Financial Officer

Date: March 12, 2003

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release, dated March 11, 2003.